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                                                                   Exhibit 10.19




                          REGISTRATION RIGHTS AGREEMENT


                  THIS REGISTRATION RIGHTS AGREEMENT (this "Agreement") is made the 26th day of February, 1999, by and between Mediconsult.com, Inc., a Delaware corporation (the "Company"), and Arnhold and S. Bleichroeder, Inc., a Delaware corporation ("ASB").

                                    RECITALS

                  WHEREAS, ASB owns or has the right to acquire (by exercise, exchange or conversion of securities that are exercisable or exchangeable for or convertible into) Common Stock of the Company, par value $.001 per share (the "Common Stock"). The parties hereto deem it to be in their respective best interests to set forth the rights of ASB in connection with public offerings and sales of Common Stock.

                  NOW, THEREFORE, in consideration of the mutual promises and covenants set forth herein, the parties hereto agree as follows:

1.  REGISTRATION RIGHTS.  The Company covenants and agrees as follows:

                  1.1      DEFINITIONS.  For purposes of this Section 1:

                           (a) The term "Act" means the Securities Act of 1933,
as amended.

                           (b) The term "1934 Act" means the Securities Exchange
Act of 1934, as amended.

                           (c) The term "register," "registered," and
"registration" refer to a registration effected by preparing and filing a registration statement or similar document in compliance with the Act, and the declaration or ordering of effectiveness of such registration statement or document.

                           (d) The term "Registrable Securities" means with
respect to ASB, shares of Common Stock of the Company held by ASB which are issued as or issuable upon the conversion or exercise of any warrant, right or other security which by their terms are exercisable or exchangeable for or convertible into Common Stock and any securities received in respect thereof, in any case, which are held by ASB and which have not theretofore been sold to the public pursuant to a registration statement under the Act or pursuant to Rule 144 under the Act.

                           (e) The term "SEC" shall mean the Securities and
Exchange Commission.

                           1.2 PIGGYBACK REGISTRATION. If (but without any
obligation to do so) the Company proposes to register (including for this purpose a registration effected by the Company

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for stockholders other than ASB) any of its stock or other securities under the
Act in connection with the public offering of such securities (other than a registration relating solely to the sale of securities to current or former employees, officers, advisors, consultants or directors of the Company acting in such capacity or any subsidiary of the Company in each case pursuant to a stock purchase plan or stock option or stock awards or other similar arrangement approved by the Board of Directors of the Company, a registration on any form which does not include substantially the same information as would be required to be included in a registration statement covering the sale of the Registrable Securities or a registration in which the only Common Stock being registered is Common Stock issuable upon conversion of debt securities which are also being registered), the Company shall, at such time, promptly give ASB written notice of such registration. Upon the written request of ASB given within thirty (30) days after giving of such notice by the Company in accordance with Section 3.5, the Company shall use its best efforts to cause to be registered under the Act all of the Registrable Securities that ASB has requested to be registered on the same terms and conditions as the securities otherwise being sold in such registration. Notwithstanding the foregoing, if a managing underwriter delivers a notice to the Company that the inclusion of all Registrable Securities proposed to be included in such registration would interfere with the successful marketing (including pricing) of securities proposed to be registered by the Company, then the Company shall be required to include in the offering only that number of such securities, including Registrable Securities, which the underwriters determine in their sole discretion will not jeopardize the success of the offering and such securities shall be included in such registration in the following order: (i) FIRST, the authorized but unissued shares of Common Stock or shares of Common Stock held by the Company in its treasury and proposed to be registered by the Company; (ii) SECOND, the shares of Common Stock which are held by the holders of other securities and which have the right to be included in such underwriting under the terms of any registration rights agreement with the Company and requested to be registered in such registration;
(iii) THIRD, such number of shares of Common Stock which are held by JHC Limited as shall yield gross proceeds of $4.3 million, cumulatively, with respect to all registered public offerings, FOURTH, the Registrable Securities requested to be included in such registration and shares offered in such registration by Michael Bazinet and the former shareholders of CyberDiet, Inc., pro rata, based on the number of shares owned or exercisable by each at the time of such registration; and (iv) FIFTH, the shares of Common Stock requested to be included in such registration and which do not constitute the Common Stock described in clauses
(i)-(iv) above and which are owned by the officers and directors of the Company.

                           1.3 FURNISH INFORMATION. It shall be a condition
precedent to the obligations of the Company to take any action pursuant to this
Section 1 with respect to the Registrable Securities of ASB that ASB shall furnish to the Company such information regarding itself, the Registrable Securities held by it, and the intended method of disposition of such securities as shall be required to effect the registration of ASB's Registrable Securities.

                           1.4 EXPENSES OF PIGGYBACK REGISTRATION. The Company
shall bear and pay all expenses incurred in connection with any registration, filing or qualification of

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Registrable Securities with respect to the registrations pursuant to Section
1.2 for ASB, including (without limitation) all registration, filing, and qualification fees, printers' and accounting fees relating or apportionable thereto and the reasonable fees and disbursements of one counsel for ASB, but excluding underwriting discounts and commissions relating to Registrable Securities.

                           1.5 UNDERWRITING REQUIREMENTS. In connection with any
offering involving an underwriting of shares of the Company's capital stock, the Company shall not be required under Section 1.2 to include ASB's securities in such underwriting unless ASB accepts the terms of the underwriting as agreed upon between the Company and the underwriters selected by it (or by other persons entitled to select the underwriters), and then only in such quantity as the underwriters determine in their sole discretion will not jeopardize the success of the offering by the Company.

                           1.6 DELAY OF REGISTRATION. ASB shall not have any
right to obtain or seek an injunction restraining or otherwise delaying any such registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Section 1.

                           1.7 INDEMNIFICATION. In the event any Registrable
Securities are included in a registration statement under this Section 1:

                           (a) To the extent permitted by law, the Company will
indemnify and hold harmless ASB, the officers and directors of ASB participating in such registration, any underwriter (as defined in the Act) for ASB and each person, if any, who controls ASB or such underwriter within the meaning of the Act or the 1934 Act (a "controlling person"), against any losses, claims, damages, or liabilities (joint or several) to which they may become subject under the Act, or the 1934 Act, or otherwise insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively a "Violation"): (i) any untrue statement or alleged untrue statement of a material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, or (iii) any violation or alleged violation by the Company of the Act, the 1934 Act, or any rule or regulation promulgated under the Act, or the 1934 Act, and the Company will pay to ASB, underwriter or controlling person, as incurred, any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this Subsection 1.7(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability, or action if such settlement is effected without the consent of the Company, nor shall the Company be liable in any such case for any such loss, claim, damage, liability, or action to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by ASB, underwriter or controlling person.

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With respect to any untrue statement or alleged untrue statement made in, or omission or alleged omission from, any preliminary prospectus or prospectus, the indemnity agreement contained in this Subsection 1.7(a) with respect to such preliminary prospectus or prospectus, to the extent it is based on the claim of a person who purchased any Registrable Securities directly from ASB shall not inure to the benefit of ASB (or to the benefit of any of its officers and directors or any person controlling ASB if the prospectus (or the prospectus as amended or supplemented if the Company shall have filed with the Commission any amendment or supplement thereto) which shall have been furnished to ASB by the Company in a timely manner and in sufficient quantities, does not contain such statement, alleged statement, omission, or alleged omission and a copy of the prospectus (or the prospectus as amended or supplemented if the Company shall have filed with the Commission any amendment or supplement thereto) shall not have been sent or given to such person by ASB (and ASB shall have been obligated so to furnish such a prospectus) and such person shall not otherwise have received a copy thereof at or prior to the written confirmation of such sale to such person.

                           (b) To the extent permitted by law, ASB will
indemnify and hold harmless the Company, each of its directors, each of its officers who has signed the registration statement, each person, if any, who controls the Company within the meaning of the Act, any underwriter and any controlling person of any such underwriter, against any losses, claims, damages, or liabilities (joint or several) to which any of the foregoing persons may become subject, under the Act, or the 1934 Act, insofar as such losses, claims, damages, or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by ASB expressly for use in connection with such registration; and ASB will pay, as incurred, any legal or other expenses reasonably incurred by any person intended to be indemnified pursuant to this Subsection 1.7(b), in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this Subsection 1.7(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of ASB; which consent shall not be unreasonably withheld provided, that, in no event shall ASB's liability under this Subsection 1.7(b) exceed the proceeds received by ASB from the offering (net of any underwriting discounts and commissions).

                           (c) Promptly after receipt by an indemnified party
under this Section 1.7 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 1.7, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party (together with all other indemnified parties which may be represented without conflict by one counsel) shall have the right to retain one separate counsel, with the fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by

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the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 1.7, but the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 1.7.

                           (d) If the indemnification provided for in this
Section 1.7 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, liability, claim, damage, or expense referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party hereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such loss, liability, claim, damage, or expense in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the statements or omissions that resulted in such loss, liability, claim, damage, or expense as well as any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties' relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission.

                           (e) Notwithstanding the foregoing, to the extent that
the provisions on indemnification and contribution contained in the underwriting agreement entered into in connection with the underwritten public offering are in conflict with the foregoing provisions, the provisions in the underwriting agreement shall control.

                           (f) The obligations of the Company and ASB under this
Section 1.7 shall survive the completion of any offering of Registrable Securities in a registration statement under this Section 1, and otherwise.

                           1.8 REPORTS UNDER SECURITIES EXCHANGE ACT OF 1934.
With a view to making available to ASB the benefits of Rule 144 and any other rule or regulation of the SEC that may at any time permit ASB to sell securities of the Company to the public without registration, the Company agrees to:

                           (a) make and keep public information available, as
those terms are understood and defined in Rule 144, at all times after ninety
(90) days after the effective date of the first registration statement filed under the Act by the Company for the offering of its securities to the general public;

                           (b) file with the SEC in a timely manner all reports
and other documents

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required of the Company under the Act and the 1934 Act; and

                           (c) furnish to ASB, so long as ASB owns any
Registrable Securities, forthwith upon request (i) a written statement by the Company that it has complied with the reporting requirements of Rule 144 (at any time after ninety (90) days after the effective date of the first registration statement filed by the Company), the Act and the 1934 Act (at any time after it has become subject to such reporting requirements), (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (iii) such other information as may be reasonably requested in availing ASB of any rule or regulation of SEC which permits the selling of any such securities without registration or pursuant to such form.

                           1.9 "MARKET STAND-OFF" AGREEMENT. In connection with
the planned underwritten secondary offering of 5,000,000 shares of Common Stock of the Company pursuant to a registration statement filed under the Act substantially contemporaneously herewith (the "Planned Secondary Offering"), ASB hereby agrees that, during the period of duration specified by the Company and an underwriter of Common Stock or other securities of the Company, following the effective date of such registration statement, it shall not, to the extent requested by the Company and such underwriter, directly or indirectly, sell, offer to sell, contract to sell (including, without limitation, any short sale), grant any option to purchase or otherwise transfer or dispose of (other than to donees who agree to be similarly bound) any securities of the Company held by it at any time during such period except Common Stock included in such registration; provided, however:

                           (a) that such market stand-off time period shall not
exceed one hundred eighty (180) days following the effective date of the closing of the Company's Planned Secondary Offering; and

                           (b) all officers and directors of the Company and all
five percent (5%) or greater stockholders of the Company enter into similar agreements.

                           In order to enforce the foregoing covenant, the
Company may impose stop-transfer instructions with respect to the Registrable Securities of ASB (and the shares or securities of every other person subject to the foregoing restriction) until the end of such period.

                           Notwithstanding the foregoing, the obligations
described in this Section 1.9 shall not apply to a registration relating solely to the sale of securities to current or former employees, officers, advisors, consultants or directors of the Company or any subsidiary of the Company pursuant to a stock purchase plan or stock option or stock awards or other similar arrangement approved by the Board of Directors of the Company.

                           1.10 TERMINATION OF REGISTRATION RIGHTS. This
Agreement shall terminate and be of no further force and effect as to ASB at such time as ASB may sell immediately all

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Registrable Securities held or entitled to be held by ASB under Rule 144 without limitation as to volume.

                           1.11 AVAILABILITY OF RULE 144. Notwithstanding
anything contained in Section 1 to the contrary, after the Company has completed its first registered underwritten public offering after the date hereof, the Company shall have no obligations pursuant to Section 1.2 for the registration of Registrable Securities held by ASB or its affiliates (i) where ASB or affiliate would then be entitled to sell under Rule 144 within any three-month period (or such other unitary period prescribed under Rule 144 as may be provided by amendment thereof) all of the Registrable Securities held by ASB or affiliate, and (ii) the number of Registrable Securities held by ASB or affiliate is within the volume limitations under paragraph (e) of Rule 144 (calculated as if ASB were an affiliate within the meaning of Rule 144).

                  2.       COVENANTS OF THE COMPANY.

                           2.1 FINANCIAL STATEMENTS AND OTHER INFORMATION. The
Company will promptly deliver to ASB, for so long as ASB holds any shares of the Company's Common Stock, copies of all financial statements, proxy statements, reports and any other written communications which the Company sends to its stockholders generally and copies of all registration statements and all regular, special or periodic reports which it files with the SEC or with any securities exchange on which any of its securities are then listed, and copies of all press releases and other statements made available generally by the Company to the public promptly after transmission thereof.

                  3.  MISCELLANEOUS.

                           3.1 SUCCESSORS AND ASSIGNS. Except as otherwise
provided herein, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties (excluding transferees of any shares of Registrable Securities). Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

                           3.2 GOVERNING LAW. This Agreement shall be governed
by and construed under the laws of the State of New York, disregarding New York principles of conflicts of laws which would otherwise provide for the application of the substantive laws of another jurisdiction.

                           3.3 COUNTERPARTS. This Agreement may be executed in
two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

                           3.4 TITLES AND SUBTITLES. The titles and subtitles
used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this

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 Agreement.

                           3.5 NOTICES. Unless otherwise provided, any notice
required or permitted under this Agreement shall be given in writing and shall be deemed effectively given upon personal delivery to the party to be notified or four (4) days after deposit with the United States Post Office, by registered or certified mail, postage prepaid and addressed to the party to be notified at the address indicated for such party on the signature page hereof, or at such other address as such party may designate by ten (10) days' advance written notice to the other parties with a copy for the Company to Golenbock, Eiseman, Assor & Bell 437 Madison Avenue, New York, New York 10022, attention Lawrence M. Bell.

                           3.6 EXPENSES. If any action at law or in equity is
necessary to enforce or interpret the terms of this Agreement, the prevailing party shall be entitled to reasonable attorneys' fees, costs and necessary disbursements in addition to any other relief to which such party may be entitled.

                           3.7 AMENDMENTS AND WAIVERS. Any term of this
Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and ASB, except that the observance of any term of this Agreement which benefits only ASB may be waived by ASB. Any amendment or waiver effected in accordance with this Section
3.7 shall be binding upon ASB and each future holder of all such Registrable Securities, and the Company.

                           3.8 SEVERABILITY. If one or more provisions of this
Agreement are held to be unenforceable under applicable law, such provision shall be excluded from this Agreement and the balance of the Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

                           3.9 ENTIRE AGREEMENT. This Agreement constitutes the
full and entire understanding and agreement between the parties with regard to the subjects hereof.

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                  IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

                                      MEDICONSULT.COM, INC.



                                      By:
                                         --------------------------------------
                                        Name:
                                        Title:

                                 Address:  33 Reid Street, 4th Floor
                                           Hamilton HM12, Bermuda
                                           Attention: Robert A. Jennings




                                      ARNHOLD AND S. BLEICHROEDER, INC.

                                      By:
                                         --------------------------------------
                                        Name:
                                        Title:

                                 Address:
                                         --------------------------------------
                                         --------------------------------------